                                                                   EXHIBIT 10.1


                 FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this "First Amendment") is dated as of October 15, 2003, among CARMIKE CINEMAS, INC. (the "Borrower"), BNY ASSET SOLUTIONS LLC, as Administrative Agent (the "Administrative Agent") and the Lenders signatory hereto (collectively, the "Lenders");

                                  WITNESSETH:

         WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto executed and delivered that certain Term Loan Credit Agreement, dated as of January 31, 2002 (the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Administrative Agent and the Required Lenders have agreed to certain amendments to the Credit Agreement pertaining to the covenant regarding Capital Expenditures, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Lenders hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof, "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 5.23. Section 5.23 of the Credit Agreement hereby is amended by deleting it in its entirely and substituting therefor the following:

                           Section 5.23  Capital Expenditures.

                  At the end of each Fiscal Year, commencing with the Fiscal Quarter ending December 31, 2002, Capital Expenditures for such Fiscal Year shall not exceed the sum of: (i) the amount set forth below for the Fiscal Years set forth below; plus
                  (ii) any unused amount from the prior Fiscal Year.


                           Fiscal Year Ending                    Capital Expenditure Limit
                           ------------------                    -------------------------

                           December 31, 2002                      $20,000,000
                           December 31, 2003                      $20,000,000
                           December 31, 2004                      $25,000,000
                           December 31, 2005                      $25,000,000
                           December 31, 2006                      $25,000,000.

         3. Amendment to Exhibit F (Form of Compliance Certificate). Exhibit F to the Credit Agreement hereby is deleted and Exhibit F attached hereto is substituted therefor.

         4. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except where reference is made to a specific date) and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith.

         5. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         6. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         7. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and delivered by facsimile, each of which when so executed and delivered (including by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         8. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         9. No Default. To induce the Administrative Agent and the Lenders to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Lenders under the Credit Agreement.

         10. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         11. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

         12. Conditions Precedent. This First Amendment shall become effective only upon: (A) execution and delivery by facsimile to Jeff Scott, BNY Asset Solutions LLC, facsimile no. 972-401-8557 (i) of this First Amendment by the Borrower, the Administrative Agent and the Required Lenders and (ii) of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors; (B) evidence satisfactory to the Administrative Agent that the Revolver Credit Agreement has been amended, or a waiver granted thereunder, so as to permit the Borrower to incur Capital Expenditures up to the amounts permitted by Section 5.23, as in effect by virtue of this First Amendment, for the Fiscal Years ending on and after December 31, 2003; and (C) payment to the Administrative Agent, for the ratable account of the Lenders, of an amendment fee in the aggregate amount of $275,000.

IN WITNESS WHEREOF, the Borrower, the Administrative Agent and each of the Required Lenders has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                       CARMIKE CINEMAS, INC.,           (SEAL)
                                       as Borrower


                                       By: /s/ Martin A. Durant
                                           ------------------------------------
                                           Name:  Martin A. Durant
                                           Title: Senior Vice President - CFO

                                       BNY ASSET SOLUTIONS LLC,
                                       as Administrative Agent            (SEAL)


APPROVED - LEGAL                       By: /s/ James D. Vincent
          9-23-03                          ------------------------------------
--------  -------                          Name:  James D. Vincent
Initials   Date                            Title: President

                                    AVIARY ASSOCIATES, LP,
                                    as a Term Lender

                                    By: Aviary Capital Enterprise, Inc.


                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

                                    BROOKVILLE CAPITAL MASTER FUND
                                    LP, as a Term Lender


                                    By: /s/ David Reiss
                                       ----------------------------
                                       Name: David Reiss
                                       Title:

                                   CALIFORNIA PUBLIC EMPLOYEES
                                   RETIREMENT SYSTEM, as a Term Lender

                                   By: Highland Capital Management, L.P.,
                                       as Authorized Representative of the Board


                                   By: /s/ Todd Travers
                                      ---------------------------
                                      Name: Todd Travers
                                      Title: Senior Portfolio Manager
                                             Highland Capital Management, L.P.

                                    CONTINENTAL ASSURANCE COMPANY,
                                    ON BEHALF OF ITS SEPARATE ACCOUNT
                                    (E), as a Term Lender


                                    By: /s/ Marilou R. McGirr
                                       ---------------------------
                                       Name: Marilou R. McGirr
                                       Title: Vice President

                                                      Form Approved
                                                      by Law Dept.
                                                          MDC
                                                          ---

                                       CONTINENTAL CASUALTY COMPANY,
                                       as a Term Lender


                                       By: /s/ Marilou R. McGirr
                                       ---------------------------------------
                                       Name: Marilou R. McGirr
                                       Title: Vice President

                                       CREDIT SUISSE FIRST BOSTON
                                       INTERNATIONAL, as a Term Lender


                                       By: /s/ Steven Martin
                                       ---------------------------------------
                                       Name: Mr. Steven Martin
                                       Title: Vice President

                                       DK ACQUISITION PARTNERS, L.P.,
                                       as a Term Lender


                                       By: /s/ Thomas L. Kempner
                                       ---------------------------------------
                                       Name: Thomas L. Kempner
                                       Title: General Partner

                                       EOS PARTNERS, L.P., as a Term Lender


                                       By: /s/ Tal Gurion
                                       ---------------------------------------
                                       Name: Tal Gurion
                                       Title: Principal

                                       FRANKLIN FLOATING RATE DAILY
                                       ACCESS FUND, as a Term Lender


                                       By: /s/ Richard Hsu
                                       ---------------------------------------
                                       Name: Richard Hsu
                                       Title: Asst. Vice President

                                                 FRANKLIN FLOATING RATE MASTER
                                                 SERIES FUND, as a Term Lender


                                                 By: /s/ Richard Hsu
                                                     ---------------------------
                                                     Name: Richard Hsu
                                                     Title: Asst. Vice President

                                                 FRANKLIN FLOATING RATE TRUST,
                                                 as a Term Lender


                                                 By: /s/ Richard Hsu
                                                     ---------------------------
                                                     Name: Richard Hsu
                                                     Title: Asst. Vice President

                                                 GENERAL ELECTRIC CAPITAL
                                                 CORPORATION, as a Term Lender


                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                 GOLDMAN SACHS CREDIT PARTNERS
                                                 L.P., as a Term Lender


                                                 By: /s/ Pedro Ramirez
                                                     ---------------------------
                                                     Name: Pedro Ramirez
                                                     Title: Authorized Signatory

                                                 GSC PARTNERS GEMINI FUND
                                                 LIMITED, as a Term Lender


                                                 By: /s/ Seth Katzenstein
                                                     ---------------------------
                                                     Name: Seth Katzenstein
                                                     Title: Vice President

                                                 KZH HIGHLAND-2 LLC,
                                                 as a Term Lender


                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                           LIBERTY FLOATING RATE ADVANTAGE
                           FUND, as a Term Lender


                           By: Columbia Management Advisors, Inc.,
                               as Advisor



                           By: /s/ James R. Fellows
                              ---------------------------------------------
                              Name:  James R. Fellows
                              Title: Sr. Vice President & Portfolio Manager

                                   MW POST OPPORTUNITY OFFSHORE
                                   FUND, LTD., as a Term Lender



                                   By: /s/  Henry Chyung
                                      ---------------------
                                      Name: Henry Chyung
                                      Title: Credit Analyst

                                    OPPENHEIMER SENIOR FLOATING RATE
                                    FUND, as a Term Lender


                                    By: /s/ Bill Campbell
                                       ---------------------------
                                       Name: Bill Campbell
                                       Title: Manager

                                    POST HIGH YIELD, LP, as a Term Lender


                                    By: /s/ Henry Chyung
                                       -----------------------
                                       Name: Henry Chyung
                                       Title: Credit Analyst

                                    POST OPPORTUNITY FUND, LP, as a Term
                                    Lender


                                    By: /s/ Henry Chyung
                                       ---------------------------
                                       Name: Henry Chyung
                                       Title: Credit Analyst

                                    PUTNAM DIVERSIFIED INCOME TRUST,
                                    as a Term Lender


                                    By: /s/  Beth Mazor
                                       -----------------------
                                       Name: Beth Mazor
                                       Title: Vice President

                                       PUTNAM HIGH YIELD ADVANTAGE TRUST,
                                       as a Term Lender


                                       By: /s/ Beth Mazor
                                           ---------------------------------
                                           Name:  Beth Mazor
                                           Title: Vice President

                                       PUTNAM HIGH YIELD TRUST,
                                       as a Term Lender


                                       By: /s/ Beth Mazor
                                           ---------------------------------
                                           Name:  Beth Mazor
                                           Title: Vice President

                                       PUTNAM MASTER INCOME TRUST,
                                       as a Term Lender


                                       By: /s/ Beth Mazor
                                           ---------------------------------
                                           Name:  Beth Mazor
                                           Title: Vice President

                                       PUTNAM MASTER INTERMEDIATE INCOME TRUST, as a Term Lender


                                       By: /s/ Beth Mazor
                                           ------------------------------------
                                           Name:  Beth Mazor
                                           Title: Vice President

                                                 PUTNAM PREMIER INCOME TRUST,
                                                 as a Term Lender


                                                 By: /s/ Beth Mazor
                                                     ---------------------------
                                                     Name: Beth Mazor
                                                     Title: Vice President

                                                 PUTNAM VARIABLE TRUST - PVT
                                                 DIVERSIFIED INCOME FUND,
                                                 as a Term Lender


                                                 By: /s/ Beth Mazor
                                                     ---------------------------
                                                     Name: Beth Mazor
                                                     Title: Vice President

                                                 PUTNAM VARIABLE TRUST - PVT
                                                 HIGH YIELD FUND, as a Term
                                                 Lender


                                                 By: /s/ Beth Mazor
                                                     ---------------------------
                                                     Name: Beth Mazor
                                                     Title: Vice President

                                    RCG ENDEAVOUR LLC, as a Term Lender


                                    By: Neil H. Rothenberg
                                       ---------------------------
                                       Name: Neil Rothenberg
                                       Title: Managing Director

                                    RESTORATION FUNDING CLO, LTD, as a
                                    Term Lender

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager


                                    By: /s/ Todd Travers
                                       ----------------------------------------
                                       Name:  Todd Travers
                                       Title: Senior Portfolio Manager
                                              Highland Capital Management, L.P.

                                    SPCP GROUP LLC, as a Term Lender


                                    By: /s/ Edward A. Mule
                                       ----------------------------
                                       Name:
                                       Title:

                                       STEIN ROE FLOATING RATE LIMITED
                                       LIABILITY COMPANY, as a Term Lender


                                       By: Columbia Management Advisers, Inc.,
                                           as Advisor


                                       By: /s/ James R. Fellows
                                           ---------------------------------
                                           Name:  James R. Fellows
                                           Title: Sr. Vice President &
                                                  Portfolio Manager

                                       TRS THEBE LLC, as a Term Lender


                                       By: /s/ Alice L. Wagner
                                           ---------------------------------
                                           Name:  Alice L. Wagner
                                           Title: Vice President

                    This page is intentionally left blank.

                                    VAN KAMPEN SENIOR LOAN FUND, as a Term
                                    Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    VAN KAMPEN SENIOR INCOME TRUST, as a Term
                                    Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                    CONSENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Term Loan Credit Agreement (the "First Amendment"), (ii) consents to the execution and delivery of the First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty dated as of January 31, 2002 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument


                                    WOODENNICKEL PUB, INC.              (SEAL)


                                    By: /s/ Martin A. Durant
                                       ----------------------------------------
                                       Title: Senior Vice President


                                    MILITARY SERVICE, INC.              (SEAL)


                                    By: /s/ Martin A. Durant
                                       ----------------------------------------
                                       Title: Senior Vice President


                                    EASTWYNN THEATERS, INC.             (SEAL)


                                    By: /s/ Martin A. Durant
                                       ----------------------------------------
                                       Title: Senior Vice President

                                   EXHIBIT F

                         FORM OF COMPLIANCE CERTIFICATE

         Reference is made to the Term Loan Credit Agreement dated as of January 31, 2002 (as amended by First Amendment to Credit Agreement dated as of September ____________, 2003, and as thereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Carmike Cinemas, Inc., the Lenders from time to time parties thereto, and BNY Asset Solutions LLC, as Administrative Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 5.0l(c) of the Credit Agreement, ______________________________, the duly authorized ___________________________, of Carmike Cinemas, Inc., hereby certifies to the Administrative Agent and the Lenders that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of ___________________, 20__, and that no Default or Event of Default is in existence on and as of the date hereof.


                                    CARMIKE CINEMAS, INC.


                                    By:
                                    Title:

1. Ratio of Funded Debt to EBITDA (Section 5.03) At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2002, the ratio of Funded Debt to EBITDA for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:


                  Fiscal Quarter Ending                      Applicable Ratio
                  ---------------------                      ----------------
                  March 31, 2002 through
                  December 31, 2002                            7.25 to 1.0
                  March 31, 2003 through
                  December 31, 2003                            7.00 to 1.0
                  March 31, 2004 through
                  December 31, 2004                            6.75 to 1.0
                  March 31, 2005 through
                  December 31, 2005                            6.25 to 1.0
                  Each Fiscal Quarter                          5.75 to 1.0
             (a)  Funded Debt - Schedule 1                    $ __________
             (b)  EBITDA - Schedule 2                         $ __________
             (c)  actual ratio of (a) to (b)                    ___ to 1.0
                  Maximum ratio:                              [7.25 to 1.0]
                                                              [7.00 to 1.0]
                                                              [6.75 to 1.0]
                                                              [6.25 to 1.0]
                                                              [5.75 to 1.0]

         2.       Interest Coverage Ratio (Section 5.04)

         At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2002, the ratio of EBITDA to interest expense on Funded Debt of the Borrower and its Subsidiaries, calculated on a consolidated basis at the end of such Fiscal Quarter for the period of 4 consecutive Fiscal Quarters ending on such date, shall not be less than the applicable ratio provided in the following table:


                  Fiscal Quarter Ending                      Applicable Ratio
                  ---------------------                      ----------------
                  March 31, 2002 through
                  December 31, 2002                            1.50 to 1.0
                  March 31, 2003 through
                  December 31, 2003                            1.55 to 1.0
                  March 31, 2004 through
                  December 31, 2004                            1.65 to 1.0
                  March 31, 2005 through
                  December 31, 2005                            1.75 to 1.0
                  Each Fiscal Quarter                          1.85 to 1.0
             (a)  EBITDA - Schedule 2                        $ ___________
             (b)  interest expense on Funded Debt -
                  Schedule 3                                 $ ___________
             (c)  actual ratio of (a) to (b)                   ____ to 1.0
                  Minimum ratio:                              [1.50 to 1.0]
                                                              [1.55 to 1.0]
                                                              [1.65 to 1.0]
                                                              [1.75 to 1.0]
                                                              [1.85 to 1.0]

         3.       Ratio of EBITDAR to Fixed Charges (Section 5.06)

         At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of EBITDAR to Fixed Charges, in each case for the period of 4 consecutive Fiscal Quarters ending on such date, shall not be less than the applicable ratio provided in the following table:


                  Fiscal Quarter Ending                      Applicable Ratio
                  ----------------------                     ----------------
                  March 31, 2002 through
                  December 31, 2002                            1.0 to 1.0
                  March 31, 2003 through
                  December 31, 2003                            1.0 to 1.0
                  March 31, 2004 through
                  December 31, 2004                            1.0 to 1.0
                  March 31, 2005 through
                  December 31, 2005                            1.0 to 1.0
             (a)  EBITDAR - Schedule 4                       $ __________
             (b)  Interest expense on Funded Debt
                  - Schedule 3                               $ __________
             (c)  Rental Obligations - Schedule 4            $ __________
             (d)  Fixed Charges (sum of (b) and (c)          $ __________
             (e)  actual ratio of (a) to (d)                   ___ to 1.0
                  Minimum ratio:                               1.0 to 1.0

         4.       Negative Pledge (Section 5.07)

         Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                  (a)...(1) Liens on fixed assets (1) of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event, (2) of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event and (3) existing prior to the acquisition of such fixed assets by the Borrower or a Subsidiary and not created in contemplation of such acquisition, provided that the aggregate principal amount outstanding of Debt secured by Liens permitted under this paragraph (1) may not exceed, at the time any such Person becomes a Subsidiary, or at the time of such merger or of acquisition of such assets, 5% of Consolidated Operating Income as of the end of the most recent completed Fiscal Year; and

                           (m) Liens on assets other than the Collateral not otherwise permitted by the foregoing clauses of this Section securing Debt (other than indebtedness represented by the Notes) in an aggregate principal amount outstanding at the time any such Lien is created not to exceed 5% of Consolidated Operating Income as of the end of the most recent completed Fiscal Year:

         (a)      Liens on fixed assets subject to paragraph (1):


         Description of Lien and Property subject to same:              Amount of Debt Secured:

         1.                                                             $
            -------------------------------------------------             ------------------------

         2.                                                             $
            -------------------------------------------------             ------------------------

         3.                                                             $
            -------------------------------------------------             ------------------------

         4.                                                             $
            -------------------------------------------------             ------------------------

         5.                                                             $
            -------------------------------------------------             ------------------------

         Total of items 1-7                                             $
                                                                          ========================

         (b)  Consolidated Operating Income                             $
                                                                          ------------------------
         (c)  5% of (b)       $
                               -----------------
              Limitation: (a) may not exceed c)                         $
                                                                          ------------------------
         (d)  Liens on other assets subject to paragraph (m):


         Description of Lien and Property subject to same:               Amount of Debt Secured:

         1.                                                             $
            -------------------------------------------------             ------------------------

         2.                                                             $
            -------------------------------------------------             ------------------------

         3.                                                             $
            -------------------------------------------------             ------------------------

         4.                                                             $
            -------------------------------------------------             ------------------------

         5.                                                             $
            -------------------------------------------------             ------------------------

         6.                                                             $
            -------------------------------------------------             ------------------------

         7.                                                             $
            -------------------------------------------------             ------------------------

         Total of items 1-7                                             $
                                                                          ========================

              Limitation (d) may not exceed (c)


         5.       Sales of Assets (Section 5.10)

              ... (d)      the foregoing limitation on the sale, lease or other
         transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit... (iii) subject to the mandatory prepayment provisions of Section 2.08, during any Fiscal Quarter, a transfer of other assets (including, but not limited to sale/leaseback transactions) in an arm's-length transaction for fair market value or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding three Fiscal Quarters (excluding, however, transfers of assets permitted by clauses
         (d) (i) and (ii) of this Section) had a book value more than $5,000,000, provided in each of the foregoing such cases no Default shall have occurred or will occur as a consequence thereof.

         (a)  Asset sales permitted only under clause
              (iii) during current Fiscal Quarter             $
                                                               ------------

         (b)  Asset sales permitted only under clause
              (iii) during prior 3 Fiscal Quarters            $
                                                               ------------

         (c)  Sum of (a) and (b)                              $
                                                               ------------

              Limitation: (c) may not exceed $5,000,000

         6.       Investments (Section 5.20)

         Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except: (a) Investments in (i) direct obligations of the United States Government maturing within one year,
         (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated Al or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (v) deposits required by government agencies or public utilities, (b) Investments in existence on the Effective Date,
         (c) loans, advances or other Investments to or in Guarantors; (e) non-cash loans consisting of the deferred purchase price for acquisition of Capital Stock of the Borrower by employees pursuant to the 2001 Stock Plan dated on or about the Effective Date; and (e) other Investments which, in the aggregate since the Effective Date, do not exceed $1,000,000; provided, however, immediately after giving effect to the making of any Investment, no Event of Default shall have occurred and be continuing.

         (a)  Investments permitted only under paragraph
              (e) during current Fiscal Quarter                $
                                                                ------------

         (b)  Investments permitted only under paragraph
              (e) during all prior Fiscal Quarters from
              Effective Date                                   $
                                                                ------------

         (c)  Sum of (a) and (b)                               $
                                                                ------------

              Limitation: (c) may not exceed $1,000,000

         7.       Capital Expenditures (Section 5.23)

         At the end of each Fiscal Year, commencing with the Fiscal Quarter ending December 31, 2002, Capital Expenditures for such Fiscal Year shall not exceed the sum of: (i) the amount set forth below for the Fiscal Years set forth below; plus (ii) any unused amount from the prior Fiscal Year.


                  Fiscal Year Ending                    Capital Expenditure Limit

                  December 31, 2002                          $20,000,000
                  December 31, 2003                          $20,000,000
                  December 31, 2004                          $25,000,000
                  December 31, 2005                          $25,000,000
                  December 31, 2006                          $25,000,000

         (a) Capital Expenditures Fiscal Year to Date        $
                                                              ----------------

         (b) carryover amount from
             prior Fiscal Year                               $
                                                              ----------------

         (c) Sum of (a) and (b)                              $
                                                              ----------------

             Limitation: (a) may not exceed
             (c) for current Fiscal Year

                                                                   SCHEDULE - 1


                                  Funded Debt


                            Interest
(a) Funded Debt               Rate              Maturity             Total


    Secured

                                                                $
--------------------       ---------            --------         -------------

                                                                $
--------------------       ---------            --------         -------------

                                                                $
--------------------       ---------            --------         -------------

                                                                $
--------------------       ---------            --------         -------------

                                                                $
--------------------       ---------            --------         -------------

    Total Secured                                               $
                                                                 -------------


    Unsecured

                                                                $
--------------------       ---------            --------         -------------

                                                                $
--------------------       ---------            --------         -------------

                                                                $
--------------------       ---------            --------         -------------

                                                                $
--------------------       ---------            --------         -------------

                                                                $
--------------------       ---------            --------         -------------

    Total Unsecured                                             $
                                                                 -------------


    Guarantees


                                                                $
--------------------------------------------------------         -------------

                                                                $
--------------------------------------------------------         -------------

    Total                                                       $
                                                                 -------------


    Redeemable Preferred Stock                                  $
                                                                 -------------

    Total                                                       $
                                                                 -------------


    Other Debt

                                                                $
--------------------------------------------------------         -------------

                                                                $
--------------------------------------------------------         -------------

                                                                $
--------------------------------------------------------         -------------

    Total Funded Debt                                           $
                                                                 =============

                                                                   SCHEDULE - 2

                                     EBITDA

(a)      ____ quarter ____


         Net Income                                               $
                                                                   ------------
         plus:
                  interest expense                                $
                                                                   ------------
                  income and franchise taxes                      $
                                                                   ------------
                  depreciation expense                            $
                                                                   ------------
                  amortization expense                            $
                                                                   ------------

                  other non-cash items, extraordinary
                     non-cash items, non-recurring and
                     unusual non-cash items reducing
                     Net Income                                   $
                                                                   ------------

                  cumulative effects of changes in
                     accounting principles under
                     GAAP reducing Net Income                     $
                                                                   ------------

                  upfront expenses resulting from
                     equity offerings, investments,
                     mergers, recapitalizations, any
                     Patrick Cash Payments, asset
                     dispositions, asset acquisitions,
                     and similar transactions reduce Net Income   $
                                                                   ------------
                  restructuring charges reducing Net
                     Income                                       $
                                                                   ------------

                  charges arising from grant of stock or
                     options to management                        $
                                                                   ------------

                  losses on asset dispositions                    $
                                                                   ------------

         less:

                  non-cash items, extraordinary non-cash
                     items, non-recurring and unusual
                     non-cash items increasing Net Income         $
                                                                   ------------

                  cumulative effects of changes in
                      accounting principles under GAAP
                      increasing such Net Income                  $
                                                                   ------------
                  gains on asset dispositions                     $
                                                                   ------------

                                       TOTAL FOR QUARTER          $
                                                                   ------------

(b)      ____ quarter ____


         Net Income                                               $
                                                                   ------------
         plus:
                  interest expense                                $
                                                                   ------------
                  income and franchise taxes                      $
                                                                   ------------
                  depreciation expense                            $
                                                                   ------------
                  amortization expense                            $
                                                                   ------------

                  other non-cash items, extraordinary
                     non-cash items, non-recurring and
                     unusual non-cash items reducing
                     Net Income                                   $
                                                                   ------------

                  cumulative effects of changes in
                     accounting principles under
                     GAAP reducing Net Income                     $
                                                                   ------------

                  upfront expenses resulting from
                     equity offerings, investments,
                     mergers, recapitalizations, any
                     Patrick Cash Payments, asset
                     dispositions, asset acquisitions,
                     and similar transactions reduce Net Income   $
                                                                   ------------
                  restructuring charges reducing Net
                     Income                                       $
                                                                   ------------

                  charges arising from grant of stock or
                     options to management                        $
                                                                   ------------

                  losses on asset dispositions                    $
                                                                   ------------

         less:

                  non-cash items, extraordinary non-cash
                     items, non-recurring and unusual
                     non-cash items increasing Net Income         $
                                                                   ------------

                  cumulative effects of changes in
                      accounting principles under GAAP
                      increasing such Net Income                  $
                                                                   ------------
                  gains on asset dispositions                     $
                                                                   ------------

                                       TOTAL FOR QUARTER          $
                                                                   ------------

(c)      ____ quarter ____


         Net Income                                               $
                                                                   ------------
         plus:
                  interest expense                                $
                                                                   ------------
                  income and franchise taxes                      $
                                                                   ------------
                  depreciation expense                            $
                                                                   ------------
                  amortization expense                            $
                                                                   ------------

                  other non-cash items, extraordinary
                     non-cash items, non-recurring and
                     unusual non-cash items reducing
                     Net Income                                   $
                                                                   ------------

                  cumulative effects of changes in
                     accounting principles under
                     GAAP reducing Net Income                     $
                                                                   ------------

                  upfront expenses resulting from
                     equity offerings, investments,
                     mergers, recapitalizations, any
                     Patrick Cash Payments, asset
                     dispositions, asset acquisitions,
                     and similar transactions reduce Net Income   $
                                                                   ------------
                  restructuring charges reducing Net
                     Income                                       $
                                                                   ------------

                  charges arising from grant of stock or
                     options to management                        $
                                                                   ------------

                  losses on asset dispositions                    $
                                                                   ------------

         less:

                  non-cash items, extraordinary non-cash
                     items, non-recurring and unusual
                     non-cash items increasing Net Income         $
                                                                   ------------

                  cumulative effects of changes in
                      accounting principles under GAAP
                      increasing such Net Income                  $
                                                                   ------------
                  gains on asset dispositions                     $
                                                                   ------------

                                       TOTAL FOR QUARTER          $
                                                                   ------------

(d)      ____ quarter ____


         Net Income                                               $
                                                                   ------------
         plus:
                  interest expense                                $
                                                                   ------------
                  income and franchise taxes                      $
                                                                   ------------
                  depreciation expense                            $
                                                                   ------------
                  amortization expense                            $
                                                                   ------------

                  other non-cash items, extraordinary
                     non-cash items, non-recurring and
                     unusual non-cash items reducing
                     Net Income                                   $
                                                                   ------------

                  cumulative effects of changes in
                     accounting principles under
                     GAAP reducing Net Income                     $
                                                                   ------------

                  upfront expenses resulting from
                     equity offerings, investments,
                     mergers, recapitalizations, any
                     Patrick Cash Payments, asset
                     dispositions, asset acquisitions,
                     and similar transactions reduce Net Income   $
                                                                   ------------
                  restructuring charges reducing Net
                     Income                                       $
                                                                   ------------

                  charges arising from grant of stock or
                     options to management                        $
                                                                   ------------

                  losses on asset dispositions                    $
                                                                   ------------

         less:

                  non-cash items, extraordinary non-cash
                     items, non-recurring and unusual
                     non-cash items increasing Net Income         $
                                                                   ------------

                  cumulative effects of changes in
                      accounting principles under GAAP
                      increasing such Net Income                  $
                                                                   ------------
                  gains on asset dispositions                     $
                                                                   ------------

                                       TOTAL FOR QUARTER          $
                                                                   ------------

                  Total EBITDA (sum of (a), (b), (c)
                      and (d))                               $
                                                              ------------

                                                                   SCHEDULE - 3

                        INTEREST EXPENSE ON FUNDED DEBT

(a)      ___ quarter ___                                          $
                                                                   ------------

(b)      ___ quarter ___                                          $
                                                                   ------------

(c)      ___ quarter ___                                          $
                                                                   ------------

(d)      ___ quarter ___                                          $
                                                                   ------------

         Total Interest Expense on Funded Debt
         (sum of (a), (b), (c) and (d))                    $
                                                            ------------

                                                                   SCHEDULE - 4


                                    EBITDAR

(a)      ___ quarter ___           Rental Obligations             $
                                                                   ------------

(b)      ___ quarter ___           Rental Obligations             $
                                                                   ------------

(c)      ___ quarter ___           Rental Obligations             $
                                                                   ------------

(d)      ___ quarter ___           Rental Obligations             $
                                                                   ------------

(e)      Total Rental Obligations
         (sum of (a), (b), (c)
         and (d))                                                 $
                                                                   ------------

(f)      EBITDA (from Schedule 2)                                 $
                                                                   ------------